SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                        August 31, 1998 (August 25, 1998)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
         --------------------------------------------------------------
                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)






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ITEM 4.   Changes in the Company's Certifying Accountant
------    ----------------------------------------------


         On August 25, 1998, Physician Computer Network, Inc. (the "Company") dismissed KPMG Peat Marwick LLP ("KPMG") as the certifying accountant of the Company's financial statements and KPMG confirmed that its client-auditor relationship with the Company had ceased. The Company has engaged Arthur Andersen LLP to conduct the audit of the Company's consolidated financial statements. Along with Arthur Andersen LLP, the Company is moving forward aggressively to complete the audit of its consolidated financial statements as promptly as possible.

Pursuant to Item 304(a) of Regulation S-K, the Company reports as follows:

         (i) On August 25, 1998, the Company dismissed KPMG as the independent auditors of the Company and KPMG confirmed that its client-auditor relationship with the Company had ceased.

         (ii) KPMG's reports on the Company's consolidated financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope, or accounting principles. As described below, the auditors have withdrawn their reports with respect to the Company's consolidated financial statements as of and for the years ended December 31, 1996, 1995 and 1994.

         (iii) The Audit Committee of the Company's Board of Directors recommended to the Board of Directors that the Company dismiss KPMG as the independent auditors of the Company and the Board of Directors approved of that recommendation.

         (iv) During the two most recent fiscal years and the subsequent interim periods preceding the cessation of the client- auditor relationship, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in its report on the financial statements for such years. However, as previously reported, a special committee of the Board of Directors is conducting an investigation of the circumstances surrounding certain instances identified by KPMG of improper revenue or expense recognition, and other matters related thereto. The results of the investigation and the conclusions drawn therefrom, as well as the results of the audit to be conducted by Arthur Andersen LLP, may require the Company to disagree with KPMG in the future about those of the Company's previously reported financial statements which were audited by KPMG, as well as financial statements for subsequent periods.














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         (v) During the two most recent fiscal years and the subsequent  interim periods preceding the cessation of the client- auditor relationship, the following occurred:


         (a) On August 17, 1998, KPMG informed the Company that (x) KPMG had determined the existence of certain instances in which the Company had improperly recognized items of revenue and expense during the Company's 1996 and 1995 fiscal years, (y) KPMG had determined that it could no longer rely upon the representations previously obtained from the then Chief Operating Officer and Chief Financial Officer of the Company (neither of whom are currently employed by the Company) relating to all periods contained in the 1996 annual report on Form 10-K, and (z) KPMG had determined that it could no longer be associated with the Company's 1995 and 1994 consolidated financial statements (KPMG had previously informed the Company that it could no longer be associated with the Company's 1996 consolidated financial statements).

         (b) KPMG, with the assistance and authorization of the Company, significantly expanded the scope of its audit of the Company's 1997 consolidated financial statements. However, at the time of the
         cessation  of  the  client-auditor  relationship,   the  audit  of  the
         Company's  1997   consolidated   financial   statements  had  not  been
         completed.

         (c) On March 25, 1998, KPMG informed the Company that, in light of, among other things, certain facts which had come to the attention of KPMG relating to a 1996 transaction, KPMG had determined to withdraw KPMG's previously issued report for the Company's 1996 consolidated financial statements. On August 17, 1998, KPMG informed the Company that, as a result of KPMG's determination of the existence of certain instances in which the Company had improperly recognized items of revenue and expense during the Company's 1996 and 1995 fiscal years, and since KPMG could no longer rely upon the representations previously obtained from the then Chief Operating Officer and Chief Financial Officer of the Company (neither of whom are currently employed by the Company) relating to all periods contained in the 1996 annual report on Form 10-K, it could no longer be associated with the Company's 1996 and 1995 (as well as the 1994) consolidated financial statements. Restated financial statements for the Company's 1996 and 1995 fiscal years had not been completed prior to the cessation of the client-auditor relationship.






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     (vi) The Company has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements in accordance with Item 304(a)(3) of Regulation S-K.

     As of August 28, 1998, the Company engaged Arthur Andersen LLP to conduct an audit of its consolidated financial statements.


ITEM 5.           Other Matters.
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         On August 17, 1998,  KPMG informed the Company of KPMG's  withdrawal of its previously issued reports on the consolidated financial statements as of and for the years ended December 31, 1995 and 1994 and instructed the Company that such reports should not be relied upon in the future. As reported in the Company's Form 8-K dated April 2, 1998, KPMG had withdrawn its previously issued report on the Company's consolidated financial statements as of and for the year ended December 31, 1996.


         As previously reported, the Company has retained and continues the retention of Alvarez & Marsal, Inc. as management consultants. In connection with that retention, the Board of Directors has appointed Carter Evans and Steven Cohn, who are employees of Alvarez & Marsal, Inc., as the new President and new Chief Financial Officer, respectively, of the Company.

          The Company is currently in discussions with its lenders regarding a modification of its existing credit facility, including an extension of the September 30, 1998 maturity date of the Company's currently outstanding indebtedness. No assurances can be given that the lenders will grant to the Company any extension or modification of its existing credit facility.

ITEM 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
-------           -------------------------------------------------------

         No financial statements or pro forma financial information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.



                  (c)      Exhibits.
                           ---------

                           None.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PHYSICIAN COMPUTER NETWORK, INC.
                                                         (REGISTRANT)


Date: August 31, 1998                     By:/s/ Paul Antinori
                                             -----------------------------
                                              Paul Antinori
                                              Vice President


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